SUNAMERICA SERIES TRUST

Supplement to the Prospectus Dated May 2, 2005

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Putnam Investment Management, LLC management of the Emerging Markets Portfolio and International Growth and Income Portfolio is deleted and replaced in its entirety with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
Emerging Markets Portfolio	Putnam	- Daniel Graña, CFA Senior Vice President and Portfolio Manager

Mr. Graña is a Senior Vice President and Portfolio Manager on the International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Graña is a CFA charterholder and has 9 years of investment experience. Before joining Putnam he was with Goldman Sachs & Company during 1998 and Merrill Lynch & Co. from 1993 to 1997.

- Avo E. Ora Senior Vice President Analyst

Mr. Ora is a Senior Vice President and Analyst on the Emerging Markets Team in the Global Core Equity Group. He is responsible for covering Asian emerging markets. Mr. Ora joined Putnam in 1998 and has seven years of investment industry experience. Before joining Putnam he was with Riverside Central Europe Fund from 1997-1998.

International Growth and Income Portfolio	Putnam	Investment team includes: - Pamela R. Holding Managing Director and SeniorPortfolio Manager

Ms. Holding joined Putnam in 1995 and has 17 years of investment industry experience. She is currently a Senior Portfolio Manager in Putnam's International Value team and is the portfolio leader for the Putnam International Growth and Income Fund. Ms. Holding holds the Charter Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio.

- J. Fredrick Copper Senior Vice President and Portfolio Manager

Mr. Copper joined Putnam in 2001 and has 13 years of investment experience. He is a portfolio member in Putnam's Small and Mid Cap Value and International Value teams. From 1998 to 2001, Mr. Copper was employed at Wellington Management Company. Mr. Copper holds the Charter Financial Analyst designation.

Dated: August 15, 2005

Version A, Version B, Version C1 and Version D